UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2016

Nuverra Environmental Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14624 N. Scottsdale Road, Suite #300, Scottsdale, Arizona		85254
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 903-7802

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This current report on Form 8-K contains “forward-looking” statements, including, without limitation, those that involve risks and uncertainties, including statements regarding the Exchange Offer (as defined herein), the Term Loan Agreement (as defined herein) and other transactions contemplated by the Restructuring Support Agreement (as defined herein). These statements relate to future plans, objectives, expectations and intentions and are for illustrative purposes only. These statements may be identified by the use of words such as “believe,” “expect,” “intend,” “plan,” “anticipate,” “likely,” “will,” “could,” “estimate,” “may,” “potential,” “should,” “would,” and similar expressions. The forward-looking statements contained, or incorporated by reference, herein are also subject generally to other risks and uncertainties that are described from time to time in the filings of the Company (as defined herein) with the Securities and Exchange Commission and other factors discussed herein. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s views as of the date of this current report on Form 8-K. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectations or otherwise.

Item 1.01.	Entry into a Material Definitive Agreement.

Second Lien Indenture

On April 15, 2016, in connection with the previously announced closing of its private exchange offer (the “Exchange Offer”), Nuverra Environmental Solutions, Inc. (the “Company”) entered into an Indenture, dated as of April 15, 2016 (the “Indenture”), among the Company, Wilmington Savings Fund Society, FSB (“Wilmington”), as trustee and collateral agent (the “Trustee”), and the Guarantors party thereto, pursuant to which the Company issued $327,221,000 aggregate principal amount of its 12.5%/10.0% Senior Secured Second Lien Notes due 2021 (the “2021 Notes”). The 2021 Notes will mature on April 15, 2021. Interest on the 2021 Notes is payable semi-annually in arrears on April 15 and October 15 of each year, commencing October 15, 2016, and will be payable as follows: (i) interest payable on or before October 15, 2016, will be paid in kind by increasing the principal amount payable and due at maturity at an annual rate of 12.5%; (ii) interest payable after October 15, 2016, but on or before April 15, 2018, will be paid at an annual rate of 10.0% with 50% paid in kind and 50% paid in cash; and (iii) interest payable after April 15, 2018, will be paid in cash at an annual rate of 10.0% until maturity.

The 2021 Notes are secured by a second-priority lien on the same collateral as the Company’s existing revolving credit facility (the “Credit Agreement”) and the Term Loan described below, each which is secured by substantially all of the Company’s and its subsidiaries’ assets, whether now owned or hereafter acquired (collectively, the “Collateral”). The 2021 Notes rank equal in right of payment to all senior indebtedness and senior in right of payment to all subordinated indebtedness of the Company. The 2021 Notes are guaranteed by the Company’s subsidiaries that guarantee the obligations under the Credit Agreement and the Term Loan Agreement.

The Company may, at any time prior to April 15, 2017, redeem all or part of the 2021 Notes at a redemption price equal to 100% of the principal amount of the 2021 Notes redeemed, plus a defined make whole premium as provided in the Indenture and any accrued and unpaid interest on the date of redemption. On or after April 15, 2017, the Company may, at any time and from time to time, redeem all or part of the 2021 Notes at the redemption prices set forth below, plus accrued and unpaid interest, if any, if redeemed during the 12-month period beginning April 15 of the years indicated, subject to the rights of holders of the 2021 Notes on the relevant record date to receive interest on the relevant interest payment date:

Year	Percentage
2017	115%
2018	110%

2019	105%
2020 and thereafter	102.5%

Until the later of (a) the interest payment date following which the Company will make 100% of the interest payments in cash and (b) the date certain holders of 2021 Notes as provided in the Indenture no longer own at least $70.0 million principal amount of 2021 Notes (such period, the “Non-Cash Pay Period”), the Company shall also be required to redeem the outstanding 2021 Notes upon the discharge of the obligations under the Term Loan Agreement and the Credit Agreement, in a principal amount equal to 100% of excess cash flow, if any, as provided in the Indenture or such lesser amount agreed to by a majority in aggregate principal amount of the outstanding 2021 Notes beneficially owned by the designated holders set forth in the Indenture.

The Indenture contains certain restrictive covenants that limit, among other things, the Company’s ability to: pay dividends or make distributions; repurchase equity; prepay certain indebtedness and make certain investments; incur additional indebtedness or issue certain equity interests; incur liens; merge or consolidate with another entity or sell assets; and enter into certain affiliate transactions. During the Non-Cash Pay Period, the Company will also be subject to additional restrictive covenants similar to those set forth in the Term Loan Agreement described below. The foregoing covenants are subject to various exceptions and limitations as provided in the Indenture. The Indenture also contains events of default, including certain cross-default and cross-acceleration provisions, customary for an agreement of its type.

As part of the Exchange Offer, the 2021 Notes were issued in exchange for equal principal amount of the Company’s 9.875% Senior Notes due 2018 (the “2018 Notes”), which 2018 Notes were cancelled. The Exchange Offer was conducted in accordance with, and the 2021 Notes were issued in reliance upon, an exemption from registration under Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description of the Indenture is only a summary and does not purport to be a complete description of the terms and conditions under the Indenture, and such description is qualified in its entirety by reference to the full text of the Indenture, a copy of which, including the form of the 2021 Notes and form of notation of guarantee of the 2021 Notes, is attached hereto as Exhibit 4.1. On April 15, 2016, in connection with the 2021 Notes, the Company also entered into an Intercompany Subordination Agreement, among the Company, the other Obligors party thereto, and Wilmington, as collateral agent, a copy of which is attached here to a Exhibit 10.6.

Notes Security Agreements

On April 15, 2016, in connection with the security interest in the Collateral described above, the Company entered into (i) a Security Agreement, between the Company, the other Grantors party thereto and Wilmington, as collateral agent (the “Notes Security Agreement”), to grant the security interest in the Collateral to secure the obligations under the Indenture and the 2021 Notes, and (ii) a Trademark Security Agreement, between the Company and Wilmington, as collateral agent (the “Notes Trademark Security Agreement”), to grant a security interest in certain trademark collateral as provided therein to secure the obligations under the Indenture and the 2021 Notes. The foregoing description of the Notes Security Agreement and the Notes Trademark Security Agreement is only a summary and does not purport to be a complete description of the terms and conditions under the Notes Security Agreement and the Notes Trademark Security Agreement, and such description is qualified in its entirety by reference to the full text of the Notes Security Agreement and the Notes Trademark Security Agreement, copies of which are attached hereto as Exhibits 10.5 and 10.7, respectively.

Term Loan Agreement

Concurrent with the closing of the Exchange Offer, the Company entered into a new Term Loan Credit Agreement, dated as of April 15, 2016, by and among Wilmington, as administrative agent (the “Term Loan Agent”), the lenders identified therein (the “Term Lenders”), and the Company, as borrower (the “Term Loan Agreement”), pursuant to which the Term Lenders provided the Company with a $24.0 million term loan (the “Term Loan”). The proceeds of the Term Loan were applied to pay down a portion of the outstanding balance of the Credit Agreement and were reborrowed by the Company to fund the Company’s semi-annual interest payment on April 15, 2016 under the 2018 Notes and pay related transaction fees and expenses.

The Term Loan matures on April 15, 2018, at which time the Company must repay the outstanding principal amount of the Term Loan, together with interest accrued and unpaid thereon. Interest on the Term Loan accrues at a rate of 13.0% per annum to be paid in kind by increasing the principal amount payable thereunder and due at maturity; however, if there is a Default (as defined in the Term Loan Agreement), the Term Loan Agent or the Term Lenders may increase the interest rate thereunder to 17.0% per annum. The Term Loan is secured by a first-priority lien on the Collateral and is guaranteed by the Company’s subsidiaries that guarantee the obligations under the Credit Agreement and the 2021 Notes.

The Term Loan Agreement contains a minimum EBITDA financial maintenance covenant that will be tested monthly, which covenant is the same as the covenant under the Credit Agreement. The Term Loan Agreement also contains certain restrictive covenants that limit, among other things, the Company’s ability to: incur additional indebtedness; create liens and other encumbrances; make acquisitions and other investments; merge, dissolve, liquidate or consolidate; dispose of or transfer assets; make prepayments on certain indebtedness, including the 2021 Notes and the 2018 Notes; make distributions and other restricted payments; engage in certain transactions with affiliates; change the nature of the business; and make any material change in account treatment or reporting practices or change the Company’s fiscal year. The foregoing covenants are subject to various exceptions and limitations as provided in the Term Loan Agreement. The Term Loan Agreement also contains events of default, including certain cross-default and cross-acceleration provisions, customary for an agreement of its type.

The foregoing description of the Term Loan Agreement is only a summary and does not purport to be a complete description of the terms and conditions under the Term Loan Agreement, and such description is qualified in its entirety by reference to the full text of the Term Loan Agreement, a copy of which is attached hereto as Exhibit 10.1. On April 15, 2016, in connection with the Term Loan Agreement, the Company also entered into an Intercompany Subordination Agreement, among the Company, the other Obligors party thereto, and the Term Loan Agent, a copy of which is attached hereto as Exhibit 10.3.

Term Loan Security Agreements

On April 15, 2016, in connection with the security interest in the Collateral described above, the Company entered into (i) a Guaranty and Security Agreement, between the Company, the other Grantors party thereto, the Term Loan Agent, as administrative agent, and Wells Fargo Bank, National Association (“Wells Fargo”), as collateral agent (the “Term Loan Security Agreement”), to grant the security interest in the Collateral to secure the obligations under the Term Loan Agreement, and (ii) a Trademark Security Agreement, between the Company and Wells Fargo, as collateral agent (the “Term Loan Trademark Security Agreement”), to grant a security interest in certain trademark collateral as provided therein to secure the obligations under the Term Loan Agreement. The foregoing description of the Term Loan Security Agreement and the Term Loan Trademark Security Agreement is only a summary and does not purport to be a complete description of the terms and conditions under the Term Loan Security Agreement and the Term Loan Trademark Security Agreement, and such description is qualified in its entirety by reference to the full text of the Term Loan Security Agreement and the Term Loan Trademark Security Agreement, copies of which are attached hereto as Exhibits 10.2 and 10.4, respectively.

Intercreditor Agreements

On April 15, 2016, in connection with the Term Loan Agreement and the Credit Agreement, the Company acknowledged the terms and conditions under an Intercreditor Agreement, dated as of April 15, 2016 (the “Pari Passu Intercreditor Agreement”), between Wells Fargo, as pari passu collateral agent, Wells Fargo, as administrative agent under the Credit Agreement, and the Term Loan Agent, as administrative agent under the Term Loan Agreement, to set forth the terms and conditions of the relationship between the lenders and the secured parties under the Term Loan Agreement and the Credit Agreement. On April 15, 2016, in connection with the Indenture and the 2021 Notes, the Term Loan Agreement and the Credit Agreement, the Company acknowledged the terms and conditions under an Intercreditor Agreement, dated as of April 15, 2016 (the “Second Lien Intercreditor Agreement”), between Wells Fargo, as administrative agent under the Credit Agreement, the Term Loan Agent, as administrative agent under the Term Loan Agreement, and Wilmington, as collateral agent under the Indenture, to set forth the terms and conditions of the relationship between the lenders and the secured parties under the Term Loan Agreement, the Credit Agreement and the Indenture and the 2021 Notes.

The foregoing description of the Pari Passu Intercreditor Agreement and the Second Lien Intercreditor Agreement is only a summary and does not purport to be a complete description of the terms and conditions under the Pari Passu Intercreditor Agreement and the Second Lien Intercreditor Agreement, and such description is qualified in its entirety by reference to the full text of the Pari Passu Intercreditor Agreement and the Second Lien Intercreditor Agreement, copies of which are attached hereto as Exhibits 4.2 and 4.3, respectively.

Warrant Agreements

On April 15, 2016, in connection with the closing the Exchange Offer, the Company entered into a Warrant Agreement (Exchange) among the Company, Mark D. Johnsrud, and American Stock Transfer & Trust Company, LLC, as warrant agent (the “Exchange Warrant Agreement”). Pursuant to the terms of the Exchange Warrant Agreement, the warrants (the “Exchange Warrants”) entitle the holders to purchase approximately 10% of the Company’s outstanding common stock on a fully diluted basis (after taking into account the common stock issued as part of the Exchange Offer and the common stock to be issued to Mr. Johnsrud in exchange for the 2018 Notes held by his affiliate and to common stockholders, including Mr. Johnsrud, as part of a rights offering to be undertaken by the Company), subject to adjustments contained therein. The Exchange Warrants are exercisable at any time, from time to time, at an exercise price of $0.01 per share and expire on April 15, 2026. The Exchange Warrant Agreement contains provisions relating to, among other things, registration rights, preemptive rights, rights of first offer, tag-along rights, drag-along rights and redemption. As part of the Exchange Offer, the Exchange Warrants were issued to holders of 2018 Notes tendered in the Exchange Offer. The Exchange Offer was conducted in accordance with, and the Exchange Warrants were issued in reliance upon, an exemption from registration under Section 3(a)(9) of the Securities Act.

On April 15, 2016, in connection with the execution of the Term Loan Agreement, the Company entered into a Warrant Agreement (Term Loan) among the Company, Mr. Johnsrud, and American Stock Transfer & Trust Company, LLC, as warrant agent (the “Term Loan Warrant Agreement”). Pursuant to the Term Loan Warrant Agreement, the warrants (the “Term Loan Warrants”) entitle holders to purchase approximately 5% of the Company’s outstanding common stock on a fully diluted basis (after taking into account the common stock issued as part of the Exchange Offer and the common stock to be issued to Mr. Johnsrud in exchange for the 2018 Notes held by his affiliate and to common stockholders, including Mr. Johnsrud, as part of a rights offering to be undertaken by the Company), subject to adjustments contained therein. The Term Loan Warrants are exercisable at any time, from time to time, at an exercise price of $0.01 per share and expire on April 15, 2026. The Exchange Warrant Agreement contains provisions relating to, among other things, registration rights, preemptive rights, rights of first offer, tag-along rights, drag-along rights and redemption. The Term Loan Warrant Agreement also provides the holders of the Term Loan Warrants, so long as they hold, together with their affiliates, at least 50% of the Term Loan Warrants and the Exchange Warrants, the right to designate one representative of such holders and their affiliates as a non-voting observer to the Company’s board of directors. As part of the Term Loan Agreement, the Term Loan Warrants were issued to the Term Lenders as a commitment fee for providing the Term Loan. The Term Loan Warrants were issued in reliance upon an exemption from registration under Section 4(a)(2) of the Securities Act.

The foregoing description of the Exchange Warrant Agreement and the Term Loan Warrant Agreement is only a summary and does not purport to be a complete description of the terms and conditions under the Exchange Warrant Agreement and the Term Loan Warrant Agreement, and such description is qualified in its entirety by reference to the full text of the Exchange Warrant Agreement and the Term Loan Warrant Agreement, copies of which are attached hereto as Exhibits 4.4 and 4.5, respectively.

Credit Agreement Amendment

Concurrent with the closing of the Exchange Offer, the Company entered into a Seventh Amendment to Amended and Restated Credit Agreement (the “Seventh Amendment”), dated as of April 15, 2016, by and among Wells Fargo, as agent, the Lenders party thereto, and the Company, as borrower. The Seventh Amendment further amends the Company’s Credit Agreement, dated as of February 3, 2014, as amended. Among other terms and conditions, the Seventh Amendment amends the Credit Agreement to: (i) require that the Company apply excess proceeds from asset sales to pay down the Credit Agreement; (ii) prohibit the Company from optionally prepaying or acquiring other indebtedness, making any payment on subordinated indebtedness, or amending certain agreements and documents; and (iii) amend certain definitions in the Credit Agreement.

The foregoing description of the Seventh Amendment is only a summary and does not purport to be a complete description of the terms and conditions under the Seventh Amendment, and such description is qualified in its entirety by reference to the full text of the Seventh Amendment, a copy of which is attached hereto as Exhibit 10.8.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 regarding the Term Loan Agreement and the Term Loan and the Indenture and the 2021 Notes is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 under the subheading “Warrant Agreements” regarding the Exchange Warrants and the Term Loan Warrants is incorporated by reference into this Item 3.02.

On April 15, 2016, in connection with the closing of the Exchange Offer, the Company issued $908,000 in shares of common stock to tendering holders of 2018 Notes who elected to convert such notes for equity (the “Equity Conversion”). The shares of common stock were issued at a conversion price per share of $0.32 (the “Conversion Price”), and resulted in the issuance of 2,837,500 shares of common stock. As part of the Exchange Offer, the Equity Conversion was conducted in accordance with, and the common stock was issued in reliance upon, an exemption from registration under Section 3(a)(9) of the Securities Act.

Item 8.01.	Other Events.

Escrow Agreement

Pursuant to the terms and conditions of the previously disclosed Restructuring Support Agreement (the “Restructuring Support Agreement”), the Company will undertake an equity rights offering (the “Rights Offering”) in which each holder of the Company’s common stock will be granted subscription rights to purchase its pro rata share of $5.0 million of additional common stock at a 20% discount to the Conversion Price (the “Offering Price”). The Rights Offering will be fully backstopped by Mr. Johnsrud, pursuant to which Mr. Johnsrud will receive a backstop fee of 5% payable in the form of additional common stock of the Company issued at the Offering Price.

On April 15, 2016, Mr. Johnsrud, the Company, and U.S. Bank National Association, a national banking association, as escrow agent (the “Escrow Agent”), entered into an Escrow Agreement (the “Escrow Agreement”), pursuant to which Mr. Johnsrud deposited $5.0 million (the “Escrow Funds”) to be held by the Escrow Agent for the purpose of securing Mr. Johnsrud’s backstop obligations under the Rights Offering in accordance with the Restructuring Support Agreement. Following the completion of the Rights Offering, the Escrow Agent will distribute the Escrow Funds to the Company, less the aggregate amount of gross proceeds raised, if any, from subscribing stockholders in the Rights Offering other than Mr. Johnsrud, which will be returned to Mr. Johnsrud by the Escrow Agent.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

4.1	Indenture, dated as of April 15, 2016, among Nuverra Environmental Solutions, Inc., Wilmington Savings Fund Society, FSB, and the Guarantors party thereto

4.2	Intercreditor Agreement, dated as of April 15, 2016, among Wells Fargo Bank, National Association, as collateral agent, Wells Fargo Bank, National Association, as administrative agent under the Credit Agreement, and the Wilmington Savings Fund Society, FSB, as administrative agent under the Term Loan Agreement

4.3	Intercreditor Agreement, dated as of April 15, 2016, among Wells Fargo Bank, National Association, as administrative agent under the Credit Agreement, Wilmington Savings Fund Society, FSB, as administrative agent under the Term Loan Agreement, and Wilmington Savings Fund Society, FSB, as collateral agent under the Indenture

4.4	Warrant Agreement (Exchange), dated as of April 15, 2016, among Nuverra Environmental Solutions, Inc., Mark D. Johnsrud, and American Stock Transfer & Trust Company, LLC, as warrant agent

4.5	Warrant Agreement (Term Loan), dated as of April 15, 2016, among Nuverra Environmental Solutions, Inc., Mark D. Johnsrud, and American Stock Transfer & Trust Company, LLC

Exhibit Number	Description

10.1	Term Loan Credit Agreement, dated as of April 15, 2016, by and among Wilmington Savings Fund Society, FSB, as administrative agent, the lenders identified therein, and Nuverra Environmental Solutions, Inc.

10.2	Guaranty and Security Agreement, dated as of April 15, 2016, among Nuverra Environmental Solutions, Inc., the other Grantors party thereto, Wilmington Savings Fund Society, FSB, as administrative agent, and Wells Fargo Bank, National Association

10.3	Intercompany Subordination Agreement, dated as of April 15, 2016, among Nuverra Environmental Solutions, Inc., the other Obligors party thereto, and Wilmington Savings Fund Society, FSB

10.4	Trademark Security Agreement, dated as of April 15, 2016, between Nuverra Environmental Solutions, Inc. and Wells Fargo Bank, National Association

10.5	Security Agreement, dated as of April 15, 2016, among Nuverra Environmental Solutions, Inc., the other Grantors party thereto and Wilmington Savings Fund Society, FSB

10.6	Intercompany Subordination Agreement, dated as of April 15, 2016, among Nuverra Environmental Solutions, Inc., the other Obligors party thereto, and Wilmington Savings Fund Society, FSB

10.7	Trademark Security Agreement, dated as of April 15, 2016, between Nuverra Environmental Solutions, Inc. and Wilmington Savings Fund Society, FSB

10.8	Seventh Amendment to Amended and Restated Credit Agreement, dated April 15, 2016, by and among Wells Fargo Bank, National Association, the lenders named therein, and Nuverra Environmental Solutions, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: April 21, 2016	By:	/s/ Joseph M. Crabb
Name: Joseph M. Crabb Title: Executive Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated as of April 15, 2016, among Nuverra Environmental Solutions, Inc., Wilmington Savings Fund Society, FSB, and the Guarantors party thereto

4.2	Intercreditor Agreement, dated as of April 15, 2016, among Wells Fargo Bank, National Association, as collateral agent, Wells Fargo Bank, National Association, as administrative agent under the Credit Agreement, and the Wilmington Savings Fund Society, FSB, as administrative agent under the Term Loan Agreement

4.3	Intercreditor Agreement, dated as of April 15, 2016, among Wells Fargo Bank, National Association, as administrative agent under the Credit Agreement, Wilmington Savings Fund Society, FSB, as administrative agent under the Term Loan Agreement, and Wilmington Savings Fund Society, FSB, as collateral agent under the Indenture

4.4	Warrant Agreement (Exchange), dated as of April 15, 2016, among Nuverra Environmental Solutions, Inc., Mark D. Johnsrud, and American Stock Transfer & Trust Company, LLC, as warrant agent

4.5	Warrant Agreement (Term Loan), dated as of April 15, 2016, among Nuverra Environmental Solutions, Inc., Mark D. Johnsrud, and American Stock Transfer & Trust Company, LLC

10.1	Term Loan Credit Agreement, dated as of April 15, 2016, by and among Wilmington Savings Fund Society, FSB, as administrative agent, the lenders identified therein, and Nuverra Environmental Solutions, Inc.

10.2	Guaranty and Security Agreement, dated as of April 15, 2016, among Nuverra Environmental Solutions, Inc., the other Grantors party thereto, Wilmington Savings Fund Society, FSB, as administrative agent, and Wells Fargo Bank, National Association

10.3	Intercompany Subordination Agreement, dated as of April 15, 2016, among Nuverra Environmental Solutions, Inc., the other Obligors party thereto, and Wilmington Savings Fund Society, FSB

10.4	Trademark Security Agreement, dated as of April 15, 2016, between Nuverra Environmental Solutions, Inc. and Wells Fargo Bank, National Association

10.5	Security Agreement, dated as of April 15, 2016, among Nuverra Environmental Solutions, Inc., the other Grantors party thereto and Wilmington Savings Fund Society, FSB

10.6	Intercompany Subordination Agreement, dated as of April 15, 2016, among Nuverra Environmental Solutions, Inc., the other Obligors party thereto, and Wilmington Savings Fund Society, FSB

10.7	Trademark Security Agreement, dated as of April 15, 2016, between Nuverra Environmental Solutions, Inc. and Wilmington Savings Fund Society, FSB

10.8	Seventh Amendment to Amended and Restated Credit Agreement, dated April 15, 2016, by and among Wells Fargo Bank, National Association, the lenders named therein, and Nuverra Environmental Solutions, Inc.